                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

  [_]Preliminary Proxy Statement          [_]Confidential,for Use of the
  [_]Definitive Proxy Statement              Commission Only (as permitted
  [X]Definitive Additional Materials         by Rule 14a-6(e)(2))
  [_]Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-12

                                ITT CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           HILTON HOTELS CORPORATION

                                HLT CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      (3) Filing Party:

          ----------------------------------------------------------------------

      (4) Date Filed:

          ----------------------------------------------------------------------

                       Presentation to ITT Shareholders

                       [HILTON HOTELS CORPORATION LOGO]

                             THE $80 HILTON OFFER
================================================================================

 . $80 per ITT Share
  =================

 . $44 per ITT Share in Cash

    - Payable within 10 days after November 12 election results

 . $36 per ITT Share in Stock and Contingent Value Preferred Shares (CVP)
  ---
  $80 per ITT Share
  ===

     -------------------------------------------------------------------------

         Cash          Hilton Stock            CVP Share
        ------        --------------          -----------
         $80             2 Shares               2 Shares
        x 55%               x 45%                  x 45%
        -----               -----                 ------
         $44      +           X         +       Up to $12 = $80+ per Share
                                                            ==============

     =========================================================================

                                                [HILTON HOTELS CORPORATION LOGO]

                   HILTON OFFERS MORE VALUE, MORE CERTAINTY
                              AND A LOT LESS RISK
================================================================================

                                A HILTON/ITT COMBINATION                         ITT/STARWOOD RECAP
Value:                        . $80 per Share Guaranteed                       . ?????????????

% in Cash:                    . 55%; $44 per Share                             . 18%; $15 per Share

Guarantee on Value:           . CVPs Guarantee a $40 Hilton Share Price        . None
                                Maximum Payment of $12

Securities Offered:           . Stock in Largest Gaming/Lodging                . Stock in Small Hotel REIT
                                Company                                        . Tax Advantages Overstated
                                                                               . Tax Status Uncertain

Stock Characteristics:        . Liquid, Steady                                 . Illiquid, Volatile
                              . Stock Issued Represents 5 Months of            . Stock Issued Represents Over 2 Years
                                Hilton Trading Volume                            of Starwood Trading Volume

Timing:                       . Cash in 10 Days; Stock & CVP Shares            . 6 to 9 Months for Regulatory Approval;
                                within 90 Days                                   Volatile Stock

Closing:                      . Certain                                        . Uncertain...... ITT Factor

Synergies:                    . At Least $115 million                          . 100 million ????
                                Bally - $30 million Expected;                    5 People at Starwood
                                $65 million Achieved                             No Gaming Operations

                                                [HILTON HOTELS CORPORATION LOGO]

================================================================================

                          The ITT/Starwood Recap ...
                                Uncertain Value

================================================================================

                                                [HILTON HOTELS CORPORATION LOGO]

                       ITT IS REALLY ACQUIRING STARWOOD
================================================================================

                                 Total Assets

                           [PIE CHART APPEARS HERE]

Westin                      15.0%
Starwood                    15.4%
ITT                         69.6%

 . Will ITT's Assets Be Valued at Starwood's Astronomical Multiple?

  - Most of the ITT assets do not qualify for REIT status

  - Caesars may not fit into Starwood's strategic plans

 . This is Just Another Recap

  - This recap plan pays you even less cash than the "Comprehensive Plan"

 . Expect to See ITT Executives in Senior Management Positions

                                                [HILTON HOTELS CORPORATION LOGO]

                     ALMOST ALL OF THE CONSIDERATION IS IN
               ILLIQUID & VOLATILE STARWOOD LODGING TRUST STOCK
================================================================================

Current Market Price of ITT Reflects Substantial Discount to Stated Value of
  Starwood Offer BECAUSE ...

 . Starwood Lodging Trust Stock is at Historical Highs

   [LINE GRAPH REFLECTING STARWOOD STOCK PRICE AT HISTORIC HIGHS (WITH STEEP
                  RISE OVER LAST THREE MONTHS) APPEARS HERE]

 . 6-9 Months to Receive Merger Consideration

  - Starwood is likely to face many long and complicated regulatory delays

 . Starwood May Not Keep Its Astronomical Multiple Post-Acquisition

  - Sheer size and change in asset mix will lower growth rate

 . ITT Shareholders Will Have Difficulty Monetizing Starwood Lodging Trust Stock

  - Starwood Lodging Trust stock issued represents over 2 years of trading volume and 6.5 years trading volume above their "collar"

                                                [HILTON HOTELS CORPORATION LOGO]

                       REIT STRUCTURE BRINGS UNCERTAINTY

================================================================================

 .  Most of ITT's Assets Do Not Qualify for REIT Status

 .  Assets Transferred to the REIT Will Immediately Trigger Substantial
   Tax Liability

 .  Paired-Share REIT Status of Starwood Certain to Come Under Further
   Congressional & IRS Scrutiny

   -  May erase any benefits that exist

                                                [HILTON HOTELS CORPORATION LOGO]

                    STARWOOD IS NOT IN THE GAMING BUSINESS
                                ---
================================================================================

                           [PHOTOGRAPHS APPEAR HERE]

 [TWO PHOTOGRAPHS OF STARWOOD'S "STOREFRONT" KING 8 GAMBLING HALL HOTEL & CAFE
                     (STARWOOD'S SINGLE GAMING BUSINESS)]

                                                [HILTON HOTELS CORPORATION LOGO]

                 COMBINING WESTIN AND SHERATON MAKES NO SENSE

================================================================================

 .  Sheraton and Westin Don't Complement One Another, They Compete With One
   Another

   -  They're in the same markets

   -  Rates and occupancies are similar

 .  There Will Be Conflicts Between Owners

 .  The Logical Extension of This Strategy Will Be to Push Sheraton Downmarket
   ... Lower-Rated Business, Margin Contraction

                                                [HILTON HOTELS CORPORATION LOGO]

                  WESTIN AND SHERATON ARE IN THE SAME MARKETS
================================================================================

           [MAP OF UNITED STATES APPEARS HERE MARKING LOCATIONS OF WESTIN HOTELS IN SAME GEOGRAPHIC MARKETS AS SHERATON HOTELS]

                     ... and compete for the same customer


                                   Westin           Sheraton
                                 ----------       ------------
1996 Occupancy \\(1)\\              72.0%            71.0%
Average Rate \\(1)\\                $125             $137

---------------------
(1) Estimated U.S. owned and managed properties.

                                                [HILTON HOTELS CORPORATION LOGO]

================================================================================

                         The Hilton/ITT Combination...

                             A Unique Opportunity

================================================================================

                                                [HILTON HOTELS CORPORATION LOGO]

                ITT FITS PERFECTLY INTO HILTON'S STRATEGIC PLAN
================================================================================


USE HILTON'S STRONG
BALANCE SHEET WHILE             CONTINUE
   MAINTAINING                INVESTING IN            BUY/OWN HIGH-END
 INVESTMENT GRADE            CONSOLIDATING             FULL-SERVICE            MAXIMIZE USE OF
     RATING                 GAMING INDUSTRY               HOTELS                HILTON BRANDS
--------------------     ----------------------    ---------------------    ----------------------
 . Cash/stock             . Strengthens Hilton's    . ITT owns 72            . Expand network of
  structure                competitive position      properties, 22 of        domestic and
  maintains                in Las Vegas and          which are domestic       international hotels
  investment grade         Atlantic City with        full-service hotels
  rating                   addition of premier                              . Potential to
                           brand names             . Nearly 75% of            monetize Sheraton
                                                     ITT's Lodging            brand
                         . Over 80% of ITT's         EBITDA is from
                           Gaming EBITDA is          Owned Hotels
                           from Las Vegas and        Segment
                           Atlantic City


                                                [HILTON HOTELS CORPORATION LOGO]

                  THE WORLD'S PREMIER LODGING/GAMING COMPANY
================================================================================

                          LTM EBITDA (As of 6/30/97)

                           [BAR GRAPH APPEARS HERE]


        ($ in millions)
Pro Forma
Hilton/ITT /(1)/        $2,100.0

Hilton                  $1,106.0

ITT                       $994.0

Accor                     $915.9

Marriott Int'l            $829.0

Host Marriott             $499.0

Harrah's                  $423.4

Mirage                    $416.1

Circus Circus             $376.1

MGM Grand                 $269.7

Starwood/(2)/             $253.0

Westin/(2)/               $134.9

------------------
(1) Before application of estimated cost savings and synergies in excess of $115 million.
(2) Estimated.

                                                [HILTON HOTELS CORPORATION LOGO]

                               HILTON SYNERGIES

================================================================================
($ in millions)


                            COSTS TO OPERATE
                          ---------------------  ---------  -----------  -------
 Operational Savings       By ITT    By Hilton    Savings    Synergies    Total
---------------------     --------  -----------  ---------  -----------  -------
  Corporate/General         $60         $20         $40         $28        $68

  Lodging Operations         55          40          15    +     13     =   28

  Gaming Operations          15           5          10           9         19
                             --           -          --           -         --

    Total                  $130         $65         $65         $50       $115



                                                [HILTON HOTELS CORPORATION LOGO]

                                EXPECTED TIMING
================================================================================

 . Shareholder Vote at November 12th Annual Meeting

 . Sign Definitive Merger Agreement and Close Cash Offer for 55% of ITT Shares
  One to Two Weeks After Shareholder Vote

 . Close Back-End Merger Within 90 Days After Annual Meeting

  - Clear proxy materials and obtain regulatory approvals

  - Obtain ITT and Hilton shareholder approval

                                                [HILTON HOTELS CORPORATION LOGO]

                          THE HILTON/ITT COMBINATION

================================================================================


 .  More Value

 .  More Certainty

 .  And a Lot Less Risk

--------------------------------------------------------------------------------

                            The Choice is Yours...

                          And the Choice is Clear...

                         Vote Your White Proxy Now!!!

--------------------------------------------------------------------------------

                                                [HILTON HOTELS CORPORATION LOGO]